                                                                    EXHIBIT 10.4

                          SEVENTH AMENDMENT TO SUBLEASE

THIS SEVENTH AMENDMENT TO SUBLEASE ("this Amendment"), made as of this 15th day of February 1996, by and between MEDICAL BIOLOGY INSTITUTE, a California nonprofit public benefit corporation ("Sublessor"), and LIDAK Pharmaceuticals, a California corporation ("Sublessee"), constitutes an amendment to that certain Sublease ("the Sublease") dated December 4, 1989 between Sublessor and Sublessee.

WHEREAS, Sublessor and Sublessee are parties to that certain Sublease dated December 4, 1989, respecting certain space in Building 4, Torrey Pines Science Park at 11077 North Torrey Pines Road, La Jolla, California, particularly described in the Sublease (Section 1 - Lease Premises).

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Sublessor and Sublessee hereby agree, and amend the Sublease, as follows:

BASIC SUBLEASE PROVISIONS

2.       Rentable Area:              Effective February 15, 1996, the subleased
                                     premises shall be a total of 13,549
                                     rentable square feet as described on
                                     Exhibit A and as outlined on the floor
                                     plans attached as Exhibits B, C, and D.

4.       Basic Monthly Rent:         Effective February 15, 1996, the monthly
                                     rent, exclusive of tax and operating costs, utility charges and tenant improvement costs [See section 3.1.1, Additional
                                     Monthly Rental], shall be $32,550.12.

6.       Expiration Date:            January 31, 1997

SECTION 3.      RENTAL AND OTHER PAYMENTS

         Section 3.1.1 Additional Monthly Rental shall be amended to read:
During the term of this Sublease and any subsequent option periods exercised, Subtenant shall pay as additional rent its pro-rata share of additional rent obligations of Sublandlord under Office Lease relating to (1) tax and operating costs, (2) leasehold improvements and (3) utility charges. Subtenant's pro-rata share of such charges will be determined based on the proportion that the total rentable area of the premises under this Sublease bears to the total rentable area of the premises under the Office Lease.

SEVENTH AMENDMENT TO SUBLEASE
Page 2


In respect to tax and operating costs, the additional rent payable by subtenant will be $.04 per square foot per month. Upon receipt of notification of annual adjustment to this amount from Landlord, Sublandlord will notify Subtenant in writing providing Subtenant with copies of billing and supporting documentation. Any increase or reduction in retroactive or current tax and operating costs will be passed through to Subtenant.

In respect to Sublandlord's additional rental obligations relating to leasehold improvements, Subtenant's obligation will be $.18 per rentable square foot per month.

In respect to utility charges, Subtenant's obligation will be based on its pro-rata share of monthly billings received by Sublandlord. Sublandlord will be permitted to bill Subtenant on a monthly basis based on estimated charges, provided that reconciliation and adjustment of such estimates to actual charges be performed monthly.

Subtenant agrees to pay all additional monthly rental payments in advance, consistent with the terms of payment of basic monthly rent.

EFFECTIVE DATE.

         The effective date of this Seventh Amendment shall be February 15, 1996.

DEFINITIONS.

         All terms used in this Seventh Amendment shall have the same meaning as given to such terms in the Sublease and all other Amendments, unless expressly provided otherwise in this Amendment.

CONFIRMATION OF EFFECTIVENESS.

         Except as amended by this Seventh Amendment, all terms, covenants and provisions of the Sublease and all other Amendments shall remain in full force and effect.

LIDAK Pharmaceuticals                     MEDICAL BIOLOGY INSTITUTE,
a California corporation                  a California nonprofit public benefit
                                          corporation

By:  /s/ Michael H. Lorber                By: /s/ David H. Katz
   ----------------------------              -------------------------------
Its:     Vice President / CFO             Its:    President
    ---------------------------               ------------------------------

MEDICAL BIOLOGY INSTITUTE                       @ 08/01/94
SQUARE FOOTAGE

1ST FLOOR - WEST WING:
  LAB 1                                                      32%         4,459
  LAB 2                                                      13%         1,776
  LAB 3                                                       6%           882
  LAB 4                                                       6%           794
  GLASSWARE                                                   3%           483
  VIVARIUM                                                   13%         1,832
  ADMINISTRATION                                              8%         1,145
  COMMONS                                                    19%         2,694
                                                                ---------------
  1ST FLOOR - WEST WING                  .....................................          14,065

1ST FLOOR - EAST WING:

  LAB 5                                                      28%         4,168
  LAB 5A                                                      3%           413
  LAB 6                                                      30%         4,386
  BLOOD DRAWING                                               2%           275
  ADMINISTRATION                                             25%         3,732
  COMMONS                                                    13%         1,876
                                                                ---------------
  1ST FLOOR - EAST WING                  .....................................          14,850
                                         TOTAL - 1ST FLOOR                         ...........         28,915

1ST FLOOR COMMONS     DIVIDED BY                                         4,570
TOTAL 1ST FLOOR SQUARE FOOTAGE                                          28,915

                                                                ---------------
    CORE FACTOR FOR 1ST FLOOR =                                           15.8%
                                                                ---------------


2ND FLOOR - WEST WING:

  LAB 7                                                      95%        13,447
  COMMONS                                                     5%           774
                                                                ---------------
2ND FLOOR - WEST WING                    .....................................          14,221

2ND FL., WEST COMMONS     DIVIDED BY                                       774
TOTAL 2ND FL., WEST SQ.FT.                                              14,221

                                                                ---------------
    CORE FACTOR FOR 2ND FL., WEST =                                        5.4%
                                                                ---------------

2ND FLOOR - EAST WING:

  OFFICES                                                    63%         7,558
  COMMONS:                                                   37%         4,371
      CONF. ROOM            626
      LUNCH ROOM            182
      RESTROOMS             327
      SHOWER                 62
      LOBBY & ELE.          774
      HALLS                2400

                                                                ---------------
2ND FLOOR - EAST WING                    .....................................          11,929
                                                                                   ------------

2ND FL., EAST COMMONS     DIVIDED BY                                     4,371
TOTAL 2ND FL., EAST SQ.FT.                                              11,929

                                                                ---------------
    CORE FACTOR FOR 2ND FL., EAST =                                       36.6%
                                                                ---------------

                                         TOTAL - 2ND FLOOR                         ...........         26,150
                                                                                                 -------------

                                       TOTAL BLDG #4 SQ.FT.                        ...........         55,065
                                                                                                 -------------

                                    EXHIBIT B


                              1st Floor, West Wing



                             Description of picture:

Floor plan of 1st floor, west wing, allocating square footage of subleased space.

                                    EXHIBIT C


                              2nd Floor, East Wing



                             Description of picture:

Floor plan of 2nd floor, east wing, allocating square footage of subleased space.

                                    EXHIBIT D



                              2nd Floor, West Wing



                             Description of picture:


Floor plan of 2nd floor, west wing, allocating square footage of subleased space.

                               LANDLORD'S CONSENT

Landlord hereby consents to the foregoing Sublease Amendment, subject to the following:

         A. This consent shall not release Sublandlord of its obligation or alter Sublandlord's primary liability to perform and comply with all obligations of Sublandlord under the Lease.

         B. This consent shall not constitute a consent to any subsequent subletting or assignment of the premises by Sublandlord or Subtenant under the Lease.

                                             THE EQUITABLE ASSURANCE SOCIETY
                                             OF THE UNITED STATES,
                                             a New York corporation



                                             By: /s/Susan Hawken
                                                ----------------
                                             Its: Investment Officer
                                                 -------------------